Disposals of Subsidiaries	12 Months Ended
Dec. 31, 2020
Spectrum Global Solutions, Inc. [Member]
Disposals of Subsidiaries [Line Items]
Disposals of Subsidiaries
3.	Disposals of Subsidiaries

WaveTech GmbH Background Information

Prior to the Company’s sale of its interest in WaveTech GmbH (refer to the “Sale of TNS and Interest in WaveTech GmbH” section of this note for additional detail), the Company had a due from related party balance of $5,187,585. This amount was the net of WaveTech GmbH debt assumed by the Company and a loan with WaveTech GmbH.

In connection with the share purchase agreement with WaveTech GmbH discussed in Note 15, Commitments and Contingencies, the Company assumed $7,531,309 of WaveTech GmbH debt. The amount included both principal and accrued interest. These note holders were issued new notes which were convertible into shares of the Company’s common stock. On February 18, 2020, these notes were converted into 1,082,731 shares at a conversion price of $7.80 per share. The value of the conversion was determined using the principal and accrued interest of the new notes at the time of conversion, which was $8,507,557. The Company did not record a gain or loss on the conversion as WaveTech GmbH was considered a related party (refer to Note 6, Related Party Transactions, for additional detail).

Prior to the Company’s sale of its interest in WaveTech GmbH, the balance of the loan with WaveTech GmbH discussed in Note 6, Related Party Transactions, was $3,319,972, which represented the initial loan amount of $3,000,000 and an additional $319,972 received from WaveTech GmbH during the year ended December 31, 2020. In the event that the Company’s acquisition of WaveTech GmbH was terminated, the amount of this note would be used to offset amounts owed by WaveTech GmbH to the Company.

Sale of TNS and Interest in WaveTech GmbH

On September 30, 2020, the Company entered into a stock purchase agreement with WaveTech Group, Inc. “WaveTech Group”), a Delaware corporation. In connection with the agreement, the Company sold to WaveTech Group its TNS subsidiary. Additionally, the Company sold to WaveTech Group all shares of WaveTech GmbH common stock held in escrow for the Company. As of the date of the sale, the Company held 90% of the common stock of WaveTech GmbH.

The consideration for the sale is as follows:

●	WaveTech Group agreed to assume $570,885 of the outstanding principal of the Company’s note with Dominion Capital LLC (refer to Note 8, Convertible Debentures, for additional detail).

●	WaveTech Group agreed to assume $347,200 and $148,800, respectively, of the outstanding principal of the Company’s notes with Joel Raven and Michael Roeske (refer to Note 8, Convertible Debentures, for additional detail).

●	WaveTech Group agreed to assume the $108,658 CARES Act Loan entered into by TNS (refer to Note 7, Loans Payable, for additional detail).

●	WaveTech Group and the Company agreed to eliminate all intercompany balances reflected on the financial statements of the seller and acquisition companies.

●	In connection with the Certificate of Designation of the Company’s Series C preferred stock filed on September 29, 2020 (refer to Note 12, Preferred Stock, for additional detail), the Company agreed to provide 5,897,994 shares of WaveTech Group common stock to the shareholders of WaveTech GmbH in lieu of the Company’s Series C preferred stock.

●	WaveTech Group agreed to assign to the Company all shares of the Company’s common stock acquired by WaveTech Group following the closing of the transaction as a result of a tender offer. WaveTech Group offered shares of its common stock to the holders of the 1,082,731 shares of the Company’s common stock that were described in the “WaveTech GmbH Background Information” section of this note. These shareholders had the option to acquire shares in WaveTech Group in exchange for their shares of the Company’s common stock. As of the date of this report, the Company has been assigned 1,027,844 of the 1,082,731 shares (refer to Note 19, Subsequent Events, for additional detail). The Company does not know how many additional shareholders will accept the WaveTech Group offer, if any. Additionally, the offer does not have an expiration date.

The Company considered whether or not this transaction would cause TNS to qualify for discontinued operations treatment. The Company determined that the sale of TNS qualifies for discontinued operations treatment as of December 31, 2020 as the sale represents a strategic shift.

In connection with the sale of TNS, the Company tested its goodwill and intangible assets for impairment. The Company completed a recoverability test as there was an indicator of impairment and determined that the value was recoverable. As such, no impairment was recorded.

As a result of the sale of TNS and the Company’s interest in WaveTech GmbH, the Company recorded a loss on disposal of subsidiary of $6,478,663 for the year ended December 31, 2020. This amount is included within loss on discontinued operations, net of tax on the consolidated statement of operations.

The following table shows a breakout of the consideration received and given:

Liabilities disposed of
Assumption of portion of Dominion Capital LLC note	$570,885
Assumption of Joel Raven note	347,200
Assumption of Michael Roeske note	148,800
Assumption of TNS CARES Act loan	108,658
Assumption of accounts payable and accrued expenses	1,070,288
Assumption of contract liabilities	2,488,494
Total liabilities disposed of	$4,734,325

Assets disposed of
Cash	$978,395
Accounts receivable, net	1,317,230
Due from related party	5,187,585
Prepaid expenses and deposits	310,958
Goodwill	1,574,599
Customer lists, net	1,672,399
Tradenames, net	171,822
Total assets disposed of	$11,212,988

Loss on disposal of subsidiary	$6,478,663

Sale of AW Solutions, Inc.

On December 31, 2020, the Company sold its AW Solutions, Inc. (“AWS”) subsidiary for the aggregate consideration consisting of $1 and the assumption of the liabilities of AWS. AWS was part of the Company’s AWS Entities, which also includes AW Solutions Puerto Rico, LLC (“AWS PR”) and Tropical Communications, Inc. (“Tropical”). The operations of AWS PR and Tropical have continued subsequent to the sale of AWS.

The Company considered whether or not this transaction would cause AWS to qualify for discontinued operations treatment. The Company determined that the sale of AWS qualifies for discontinued operations treatment as of December 31, 2020 as the sale represents a strategic shift.

In connection with the sale of AWS, the Company tested its goodwill and intangible assets for impairment. The Company completed a recoverability test as there was an indicator of impairment and determined that the value was recoverable. As such, no impairment was recorded.

As a result of the sale of AWS, the Company recorded a gain on disposal of subsidiary of $711,676 for the year ended December 31, 2020. This amount is included within loss on discontinued operations, net of tax on the consolidated statement of operations.

The following table shows a breakout of the consideration received and given:

Liabilities disposed of
Assumption of AWS CARES Act loan	$682,400
Assumption of accounts payable and accrued expenses	1,425,265
Total liabilities disposed of	$2,107,665

Assets disposed of
Cash	$37,933
Accounts receivable, net	399,107
Other assets	20,754
Intangible assets	938,195
Total assets disposed of	$1,395,989

Gain on disposal of subsidiary	$711,676